                                                                   EXHIBIT 10.11

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     This STOCK PLEDGE AGREEMENT is made as of April 8, 1998 by and between Gerald R. Leonard, an individual residing in Westwood, Massachusetts, ("Stockholder") and Monroe, Inc., a Delaware corporation ("Monroe").

     WHEREAS, Stockholder is the direct legal and beneficial owner of 300 shares of common stock, par value $.01 per share, of Monroe;

     WHEREAS, Stockholder has executed and delivered to Monroe a Promissory Note dated as of the date hereof in the original principal amount of $1,500,000 (the "Note"); and

     WHEREAS, in order to secure the full and prompt payment, observance and performance of all of Stockholder's obligations and liabilities under the Note (all such obligations and liabilities being referred to herein collectively as the "Liabilities"), Stockholder and Monroe are entering into this Agreement.

     NOW THEREFORE, in consideration of the mutual premises set forth herein, the parties hereto do hereby agree as follows:

     Section 1.  Pledge of Stock, Etc.  Stockholder hereby pledges, assigns,
                 --------------------
grants a security interest in, and delivers to Monroe, all of the shares of capital stock of Monroe set forth on Exhibit A hereto, to be held by Monroe
                                     ---------
subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by Stockholder, have been delivered to Monroe.

     Section 2.  Definitions.  The following terms used herein shall have the
                 -----------
following meanings:

     Stock.  Includes the shares of stock listed on Exhibit A attached hereto
     -----                                          ---------
and any additional shares of stock at the time pledged with Monroe hereunder.

     Stock Collateral.  The property at any time pledged to Monroe hereunder
     ----------------
(whether described herein or not) and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by Stockholder to the extent expressly permitted by Section 6.

     Section 3.  Security for Obligations.  This Agreement and the security
                 ------------------------
interest in and pledge of the Stock Collateral hereunder are made with and granted to Monroe as security for the payment and performance in full of all the Liabilities.

     Section 4.  Liquidation, Recapitalization, Etc.  Any sums or other property
                 ----------------------------------
paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in Section 6, be paid over and delivered to Monroe to be held by Monroe as security for the payment and performance in full of all of the Liabilities. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to Monroe to be held by it as security for the Liabilities. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by Stockholder shall, until paid or delivered to Monroe, be held in trust for Monroe as security for the payment and performance in full of all of the Liabilities.

     Section 5.  Warranty of Title; Authority.  Stockholder hereby represents
                 ----------------------------
and warrants that: (a) Stockholder is the direct legal and beneficial owner of, and has good and marketable title to, the Stock described on Exhibit A hereto,
                                                             ---------
free and clear of any and all pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement; and (b) Stockholder has full power, authority and legal right and capacity to execute, deliver and perform Stockholder's obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder do not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which Stockholder is a party or by which Stockholder or any of Stockholder's property is bound or affected or constitute a default thereunder. Stockholder covenants that he will defend Monroe's rights and security interest in the Stock against the claims and demands of all persons whomsoever. Stockholder further covenants that Stockholder will have like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to Monroe hereunder and will likewise defend Monroe's rights, pledge and security interest thereof and therein.

     Section 6.  Dividends, Voting, Etc., Prior to Maturity.  As long as no
                 ------------------------------------------
Event of Default (as defined in the Note) has occurred, Stockholder shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock, to give consents, waivers and ratifications in respect of the Stock, and otherwise to enjoy all incidents of the ownership of the Stock as are not inconsistent with the pledge effected hereby; provided, however, that no vote
                                              --------  -------
shall be cast or consent, waiver or ratification given by Stockholder if the effect thereof would in the judgment of Monroe impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Letter of Intent dated as of March 9, 1998 among Monroe, Merkert Enterprises, Inc. and the stockholders of Merkert Enterprises, Inc. All such rights of Stockholder to receive cash dividends shall cease upon the occurrence of an


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

Event of Default. All such rights of Stockholder to vote and give consents, waivers and ratifications with respect to the Stock shall, at Monroe's option, as evidenced by Monroe's notifying Stockholder of such election, cease upon occurrence of an Event of Default.

          (a) In the event of an Event of Default, Monroe shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Monroe deems expedient:

          (i) if Monroe so elects and gives notice of such election to Stockholder, Monroe may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if Monroe so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (Stockholder hereby irrevocably constituting and appointing Monroe the proxy and attorney-in-fact of Stockholder, with full power of substitution, to do so);

          (ii) Monroe may demand, sue for, collect or make any compromise or settlement Monroe deems suitable in respect of any Stock Collateral;

          (iii) Monroe may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as Monroe deems expedient, all without demand for performance by Stockholder or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law; and

          (iv) Monroe may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees.


          (b) In the event of any disposition of the Stock Collateral as provided in clause (iii) of Section 7(a), Monroe shall give to Stockholder at least ten (10) business days' prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. Stockholder hereby acknowledges that ten (10) business days prior written notice of such sale or sales shall be reasonable notice. Monroe may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Stockholder, to the fullest extent permitted by law). Monroe may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, Monroe may buy at private sale and may make payments thereof by any means. Monroe may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by Monroe in attempting to collect the Liabilities or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Liabilities in the order set forth in such order or preference as Monroe may determine after proper allowance for Liabilities not then due. Only after such applications, and after payment by Monroe of any amount required by
Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need Monroe account to Stockholder for any surplus. To the extent that any of the Liabilities are to be paid or performed by a person other than Stockholder, Stockholder waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

          (c) Stockholder recognizes that Monroe may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and other applicable laws, rules or regulations, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Stockholder agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Monroe shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, Monroe agrees that any sale of the Stock shall be made in a commercially reasonable manner, and Stockholder agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at Stockholder's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of Monroe, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of Monroe, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Stockholder further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which Monroe shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (d) Stockholder further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Stockholder's expense. Stockholder further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to Monroe, that Monroe has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against Stockholder and Stockholder hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     Section 8.  Marshaling.  Monroe shall not be required to marshal any
                 ----------
present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Liabilities or any of them, or to resort to such security or other assurances of payment in any particular order. All of Monroe's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Stockholder hereby agrees that he will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of Monroe's rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or payment thereof is otherwise assured, and to the extent that it lawfully may Stockholder hereby irrevocably waives the benefits of all such laws.

     Section 9.  Company's Obligations Not Affected.  The obligations of
                 ----------------------------------
Stockholder hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by Monroe of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security thereof (including this Agreement); (b) any amendment to or modification of the Note or any of the Liabilities; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Liabilities; or (d) the taking of additional security for, or any other assurances of payment of, any of the Liabilities or the release or discharge or termination of any security or other assurances of payment or performance for any of the Liabilities; whether or not Stockholder shall have notice or knowledge of any of the foregoing.

     Section 10.  Transfer, Etc., by Company.  Without the prior written consent
                  --------------------------
of Monroe, Stockholder will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     Section 11.  Further Assurances.  Stockholder will do all such acts, and
                  ------------------
will furnish to Monroe all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as Monroe may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of Monroe hereunder, all without any cost or expense to Monroe. If Monroe so elects, a photocopy of this Agreement may at any time and from time to time be filed by Monroe as a financing statement in any recording office in any jurisdiction.

     Section 12.  Monroe's Exoneration.  Under no circumstances shall Monroe be
                  --------------------
deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Monroe shall not be required to take any action of any kind to collect, preserve or protect its or Stockholder's rights in the Stock Collateral or against other parties thereto. Monroe's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Liabilities.

     Section 13.  No Waiver, Etc.  Neither this Agreement nor any term hereof
                  --------------
may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by Monroe shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Monroe of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.
Stockholder hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Liabilities or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

     Section 14.  Notices.  All notices and other communications called for
                  -------
hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid, addressed as follows: if to Stockholder, at the address set forth on the signature page hereto and if to Monroe, at 8 Cedar Street, Suite 54A, Woburn, Massachusetts 01801, Attention:
Chief Executive Officer or at such other address as either party may designate in writing.

     Section 15.  Termination.  Upon final payment and performance in full of
                  -----------
the Liabilities, this Agreement shall terminate and Monroe shall, at Stockholder's request and expense, return such Stock Collateral in the possession or control of Monroe as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by Monroe hereunder.

     Section 16.  Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS
                  --------------------------------------
INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Stockholder agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Stockholder by mail at the address specified in Section 14 hereof. Stockholder hereby waives any objection that he may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     Section 17.  Waiver of Jury Trial.    MONROE AND STOCKHOLDER AGREE THAT
                  --------------------
NONE OF THEM NOR ANY OF THEIR RESPECTIVE ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT OR THE NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY MONROE AND STOCKHOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER MONROE OR STOCKHOLDER HAS AGREED WITH OR REPRESENTED TO THE OTHERS THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     Except as prohibited by law, Stockholder waives any right which he may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Stockholder (a) certifies that neither Monroe nor any representative, agent or attorney of Monroe has represented, expressly or otherwise, that Monroe would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in making the loan to Stockholder evidenced by the Note, Monroe is relying upon, among other things, the waivers and certifications contained in this Section 17.

     Section 18.  Miscellaneous.  The headings of each section of this Agreement
                  -------------
are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Stockholder and his assigns, and shall inure to the benefit of Monroe and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Stockholder acknowledges receipt of a copy of this Agreement.


                  [Remainder of page intentionally left blank]

  IN WITNESS WHEREOF, intending to be legally bound, Stockholder and Monroe have caused this Agreement to be executed as of the date first set forth above.


                                    MONROE, INC.

                                    By: /s/ James L. Monroe
                                        ---------------------------
                                        James L. Monroe, President

                                    /s/ Gerald R. Leonard
                                    ---------------------------------
                                    Gerald R. Leonard
                                    Address:  339 Far Reach Road
                                              Westwood, MA 02090

                                   EXHIBIT A
                                   ---------



     300 shares of common stock, $.01 par value per share